--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2004

                               KANEB SERVICES LLC
               (Exact name of registrant as specified in charter)

       Delaware                        001-16405                 75-2931295
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)
                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 699-4062



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

On December 14, 2004 Kaneb Services LLC (the "Registrant") issued a Press Release, a copy of which is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report is being furnished,  not filed,  pursuant to Item
7.01 of Form 8-K. Accordingly, the information in this report, including the exhibit, will not be incorporated by reference into any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Press Release dated December 14, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KANEB SERVICES LLC


                                            //s//  HOWARD C. WADSWORTH
                                        ----------------------------------------
                                        Howard C. Wadsworth
                                        Vice President, Treasurer and Secretary


Dated December 16, 2004

                                  EXHIBIT INDEX



Number   Exhibit
------   -----------------------------------------------------------------------

99.1     Press Release dated December 14, 2004.